                                                                    EXHIBIT 99.1


(PROVINCE HEALTHCARE LOGO)

                                          NEWS RELEASE
                                          FOR IMMEDIATE RELEASE
                                          CONTACT: MERILYN H. HERBERT
                                          VICE PRESIDENT, INVESTOR RELATIONS
                                          (615) 370-1377


                PROVINCE HEALTHCARE REPORTS FIRST QUARTER RESULTS

         Brentwood, TN, April 23, 2003 - Province Healthcare Company (NYSE:PRV) today announced results consistent with its previously disclosed expectations for the first quarter ended March 31, 2003. Diluted earnings per share (EPS) for the quarter were $0.20 compared with $0.23 in the prior year's first quarter.

         Net operating revenues for the first quarter increased 17.4% to $194.4 million, compared with $165.6 million in the same period of 2002. Earnings before income taxes, depreciation and amortization, interest, minority interests and gain or loss on sale of assets (EBITDA) were $31.6 million, compared with $31.3 million in the previous year. Net income for the first quarter of 2003 was $9.9 million compared with $11.7 million in the prior year. Cash flow from operations for the first quarter increased to $36.0 million compared with $23.5 million reported last year and accounts receivable days outstanding improved from 58 days at December 31, 2002 to 53 days at March 31, 2003.

         Province ended the first quarter of 2003 with 20 owned or leased hospitals, of which 18 are same-store hospitals. Excluded from same-store results are Memorial Hospital of Martinsville and Henry County in Martinsville, Virginia, acquired on May 1, 2002, and Los Alamos Medical Center in Los Alamos, New Mexico, acquired on June 1, 2002.

         In line with expectations, total same-store hospital admissions decreased 2.5% compared with the first quarter of last year, but adjusted admissions increased 2.3%. Net patient service revenue decreased 2.5%, while gross outpatient revenue increased 14.9%. Adjusting for units closed in 2002, same-store hospital admissions declined 1.7% and same-store revenue declined 1.9%.

         Martin S. Rash, Chairman and Chief Executive Officer of Province Healthcare, said, "Our results in the quarter were exactly in line with our previously disclosed expectations for the first quarter of 2003. We saw improving volume trends in our same-store hospitals, as well as substantial improvement in expense control where we are actually seeing more rapid improvement than we had forecast originally. In addition, surgery volume improved from the 8.6% decline seen in the fourth quarter last year to only 0.4% decline in the first quarter this year. As the physicians recruited in 2002 continue to build their practices successfully, we expect same-store volumes to return to the Company's traditional levels: admission increases in the 1% to 3% range and revenue increases of 3% to 6% for the year 2003."

         The Company owns or leases 20 general acute care hospitals in 13 states with a total of 2,281 licensed beds. The Company also provides management services to 37 non-urban hospitals in 14 states with a total of 2,955 licensed beds.

         Certain statements contained in this release, constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements may include projections of revenues, income or loss, capital expenditures, capital structure, or other financial items, statements regarding the plans and objectives of management for future operations, statements of future economic performance, statements of the assumptions underlying or relating to any of the foregoing statements, and other statements which are other than statements of historical fact. These statements are based on current estimates of future events, and the Company has no obligation to update or correct these estimates unless considered material to the Company. Forward-looking statements involve known and unknown risks and uncertainties which may cause the Company's actual results in future periods to differ materially from forecasted results. Those risks include, among others, risks associated with general economic and business conditions, the effect of future governmental regulations, changes in reimbursement levels by government programs, including Medicare and Medicaid or other third party payors,the Company's continued ability to recruit and retain physicians and the Company's ability to successfully complete and integrate acquisitions. Those and other risks are described in the Company's reports and filings with the Securities and Exchange Commission.

CONTACT: Merilyn H. Herbert, Province Healthcare Company (PRV) at (615) 370-1377

                              - TABLES TO FOLLOW -

                  PROVINCE HEALTHCARE COMPANY AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                     March 31,       December 31,
                                                                       2003              2002
                                                                     ---------       ------------
                                                                    (Unaudited)
ASSETS
Current assets:
    Cash and cash equivalents                                        $  15,891         $  14,417
    Accounts receivable, less allowance for doubtful accounts
      of $73,447 in 2003 and $68,158 in 2002                           118,858           117,431
    Inventories                                                         19,728            19,835
    Prepaid expenses and other                                          20,285            14,071
                                                                     ---------         ---------

                                                                       174,762           165,754

Property, plant and equipment, net                                     453,508           447,379
Goodwill                                                               319,390           319,390
Unallocated purchase price                                                 469               466
Other assets                                                            39,135            38,722
                                                                     ---------         ---------
    Total assets                                                     $ 987,264         $ 971,711
                                                                     =========         =========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
    Accounts payable                                                 $  32,106         $  20,162
    Accrued salaries and benefits                                       25,261            25,380
    Accrued expenses                                                    22,313            13,198
    Current portion of long-term debt                                    1,612             1,668
                                                                     ---------         ---------
                                                                        81,292            60,408

Long-term debt, less current portion                                   441,276           461,576
Other liabilities                                                       37,824            33,913
Minority interests                                                       2,656             2,612

Stockholders' equity:
    Preferred stock - $0.01 par value, 100,000 shares
      authorized, none issued and outstanding                               --                --
    Common stock - $0.01 par value; 150,000,000 shares
      authorized at March 31, 2003 and December
      31, 2002, issued and outstanding 48,720,594
      shares and 48,581,549 shares at March 31,
      2003 and December 31, 2002, respectively                             487               486
    Additional paid-in-capital                                         305,264           304,102
    Retained earnings                                                  119,418           109,567
    Accumulated other comprehensive loss                                  (953)             (953)
                                                                     ---------         ---------
      Total stockholders' equity                                       424,216           413,202
                                                                     ---------         ---------
    Total liabilities and stockholders' equity                       $ 987,264         $ 971,711
                                                                     =========         =========

                  PROVINCE HEALTHCARE COMPANY AND SUBSIDIARIES
                  CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                 Three Months Ended March 31,
                                                ------------------------------
                                                   2003                2002
                                                -----------        -----------
Revenue:
  Net patient service revenue                   $   187,559        $   159,780
  Other                                               6,841              5,821
                                                -----------        -----------
     Net operating revenue                          194,400            165,601

Expenses:
  Salaries, wages and benefits                       75,330             62,152
  Purchases services                                 17,784             17,091
  Supplies                                           24,747             19,745
  Provision for doubtful accounts                    17,194             14,738
  Other operating expenses                           25,287             18,396
  Rentals and leases                                  2,433              2,152
                                                -----------        -----------
                                                    162,775            134,274

EBITDA (*)                                           31,625             31,327

Depreciation and amortization                         9,277              7,581
Interest expense                                      5,859              4,196
Minority interests                                       67                 59
Loss on sale of assets                                    3                  5
                                                -----------        -----------


Income before provision for income taxes             16,419             19,486
Income taxes                                          6,568              7,794
                                                -----------        -----------

Net income                                      $     9,851        $    11,692
                                                ===========        ===========

Net income per common share:
   Basic                                        $      0.20        $      0.25
                                                ===========        ===========
   Diluted                                      $      0.20        $      0.23
                                                ===========        ===========

Weighted average common shares:
   Basic                                         48,681,000         47,550,000
   Diluted                                       48,758,000         61,194,000

(*) EBITDA for 2003 and 2002, respectively, represents the sum of income before provision for income taxes, depreciation and amortization, interest, minority interests and gain or loss on sale of assets. EBITDA serves as a measure of leverage capacity and debt service ability, and is commonly used as an analytical indicator within the healthcare industry. EBITDA, however, is not a measure of financial performance under accounting principles generally accepted in the United States, and should not be considered an alternative to net income as a measure of operating performance or to cash flows from operating, investing or financing activities as a measure of liquidity. Because EBITDA is not a measurement determined in accordance with accounting principles generally accepted in the United States and is susceptible to varying calculations, EBITDA as presented may not be comparable to other similarly titled measures of other companies.

                  PROVINCE HEALTHCARE COMPANY AND SUBSIDIARIES
                    SELECTED OPERATING STATISTICS (UNAUDITED)
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                Actual                    Same Store(a)
                                                ------                    -------------
                                           Three Months Ended          Three Months Ended
                                                March 31,                   March 31,
                                           2003          2002          2003          2002
                                         --------      --------      --------      --------
CONSOLIDATED HOSPITALS:
Number of hospitals at end of period           20            18            18            18

Licensed beds at end of period              2,281         2,156         1,997         2,156
Beds in service at end of period            1,994         1,831         1,795         1,831

Inpatient admissions                       19,768        17,999        17,541        17,999
Adjusted admissions                        34,692        29,097        29,771        29,097
Patient days                               84,132        80,329        74,206        80,239
Adjusted patient days                     147,683       129,896       125,967       129,896
Average length of stay (days)                 4.3           4.5           4.2           4.5
Net patient service revenue              $187,559      $159,780      $155,606      $159,637

Gross revenue:
   Inpatient                             $242,061      $215,389      $218,795      $215,389
   Outpaitent                             182,790       132,867       152,603       132,867
                                         --------      --------      --------      --------
                                         $424,851      $348,256      $371,398      $348,256
                                         ========      ========      ========      ========

NET PATIENT REVENUE BY PAYOR:
   Medicare                                  38.2%         43.4%         39.7%         43.4%
   Medicaid                                  11.5%         14.1%         13.2%         14.1%
   Other                                     50.3%         42.5%         47.1%         42.5%
                                         --------      --------      --------      --------
     Total                                  100.0%        100.0%        100.0%        100.0%
                                         ========      ========      ========      ========


                                                             Three Months Ended March 31,
                                                             ----------------------------
                                                                2003             2002
                                                             -----------     -----------
DILUTED EARNINGS PER SHARE CALCULATION:
          Net income                                         $     9,851     $    11,692
          Add convertible notes interest, net of tax (b)              --           2,407
                                                             -----------     -----------
          Adjusted net income                                $     9,851     $    14,099
                                                             ===========     ===========

          Basic shares plus stock options                     48,758,000      49,295,000
          Convertible shares (b)                                      --      11,899,000
                                                             -----------     -----------
          Diluted shares outstanding                          48,758,000      61,194,000
                                                             ===========     ===========

          Diluted earnings per share                         $      0.20     $      0.23
                                                             ===========     ===========


(a) Represents eighteen hospitals owned during both periods

(b) Convertible notes are anti-dilutive for the three months ended March 31, 2003, thus not included in diluted earnings per share calculation